                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K



                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  April 17, 1998



                                   EAGLEMARK, INC.
                (Exact name of registrant as specified in its charter)



           NEVADA                     333-21793               88-0292891
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                  Identification Number)



       4150 TECHNOLOGY WAY
       CARSON CITY, NEVADA                                       89706
       (Address of principal executive offices)                (Zip Code)



                                    (702) 885-1200
                  (Registrant's telephone number, including area code)



                                     NOT APPLICABLE
              (Former name or former address, if changed since last report.)
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ITEM 5.      OTHER EVENTS

     The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 1998-1 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS

  (a)    Financial Statements:  None

  (b)    Pro Forma Financial Information:  None

  (c)    Exhibits:

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

EXHIBIT NO.         DOCUMENT
----------          --------
    20              Term Sheet
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                                     SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EAGLEMARK, INC.



                                       By:  /s/ Donna F. Zarcone
                                          ------------------------------------
                                           Donna F. Zarcone
                                           Vice President and Chief
                                           Financial Officer


April 17, 1998
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

                                   EXHIBIT INDEX



EXHIBIT NO.         DOCUMENT                                            PAGE
----------          --------                                            ----
    20              Term Sheet                                             1
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